Exhibit 99.1


                            CRYSTALIX USA GROUP, INC.

                              FINANCIAL STATEMENTS

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002


                                    CONTENTS

                                                                            Page
                                                                            ----

INDEPENDENT AUDITORS' REPORT                                                   1

FINANCIAL STATEMENTS:
  Balance Sheet                                                                2
  Statement of Operations                                                      3
  Statement of Stockholders' Deficit                                           4
  Statement of Cash Flows                                                      5
  Notes to Financial Statements                                             6-17

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Crystalix USA Group, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Crystalix USA Group, Inc. (a Nevada Corporation) as of September 30, 2002, and the related statements of operations, stockholders' deficit and cash flows for the period since inception on November 9, 2001 to September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystalix USA Group, Inc. as of September 30, 2002, and the results of its operations and its cash flows for the period since inception on November 9, 2001 to September 30, 2002 in conformity with accounting principals generally accepted in the United States of America.

CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
October 24, 2002

                            CRYSTALIX USA GROUP, INC.

                       BALANCE SHEET - SEPTEMBER 30, 2002

                                     ASSETS

CURRENT ASSETS:
  Cash                                                              $     1,000
  Accounts receivable, net of unapplied credits of $59,000              826,592
  Inventory                                                             209,135
  Prepaid expenses and other current assets                              61,283
                                                                    -----------

          Total current assets                                      $ 1,098,010

PROPERTY AND EQUIPMENT, net of accumulated depreciation and
  amortization, including equipment acquired from a related
  party, at cost of approximately $1,300,000                          1,663,718

DEPOSITS AND OTHER ASSETS                                                35,613

DEFERRED TAX ASSET                                                      360,000
                                                                    -----------
                                                                    $ 3,157,341
                                                                    ===========
                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                             $   433,779
  Customer deposits                                                      65,000
  Income taxes payable                                                  360,000
  Current maturities of notes payable                                    35,917
  Current portion of deferred income                                    550,000
                                                                    -----------

          Total current liabilities                                 $ 1,444,696

NOTES PAYABLE, less current maturities                                  180,840

DEFERRED INCOME, less current portion                                 1,570,587

STOCKHOLDERS' DEFICIT:
  Common stock; $10.00 par value, 100,000 shares
    authorized, 10 shares issued and outstanding                            100
  Additional paid in capital                                                 --
  Accumulated deficit                                                   (38,882)
                                                                    -----------
          Total stockholders' deficit                                   (38,782)
                                                                    -----------
                                                                    $ 3,157,341
                                                                    ===========

The accompanying notes form an integral part of these financial statements.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

                             STATEMENT OF OPERATIONS

NET REVENUE:
  Product sales                                                     $ 1,647,455
  Lease revenue                                                         481,915
  Royalty revenue                                                       242,501
                                                                    -----------
                                                                      2,371,871
                                                                    -----------
COST OF REVENUE:
  Product                                                               587,887
  Lease                                                                 245,182
  Royalty                                                                67,340
                                                                    -----------
                                                                        900,409
                                                                    -----------

GROSS PROFIT                                                          1,471,462
                                                                    -----------
OPERATING EXPENSES:
  Research and development                                              417,213
  Payroll and related taxes                                             644,252
  General and administrative expenses                                   448,879
                                                                    -----------
                                                                      1,510,344
                                                                    -----------

LOSS FROM OPERATIONS BEFORE INCOME TAXES                                (38,882)
                                                                    -----------
INCOME TAXES:
  Current                                                              (360,000)
  Deferred                                                              360,000
                                                                    -----------
                                                                             --
                                                                    -----------

NET LOSS                                                            $   (38,882)
                                                                    ===========

NET LOSS PER SHARE, basic and diluted                               $    (3,888)
                                                                    ===========
WEIGHTED AVERAGE COMMON EQUIVALENT
  SHARES OUTSTANDING, basic and diluted                                      10
                                                                    ===========

The accompanying notes form an integral part of these financial statements.

                            CRYSTALIX USA GROUP, INC.

                       STATEMENT OF STOCKHOLDERS' DEFICIT

                                         Common stock        Additional                    Total
                                   ----------------------     paid-in     Accumulated   Stockholders'
                                     Shares       Amount      capital       deficit       deficit
                                   ---------    ---------    ---------     ---------     ---------
Shares issued at inception on
  November 9, 2001                        10    $     100    $      --     $      --     $     100

Net loss                                                                     (38,882)      (38,882)
                                   ---------    ---------    ---------     ---------     ---------

Balance at September 30, 2002             10    $     100    $      --     $ (38,882)    $ (38,782)
                                   =========    =========    =========     =========     =========

The accompanying notes form an integral part of these financial statements.

                            CRYSTALIX USA GROUP, INC.

                             STATEMENT OF CASH FLOWS

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
  Net loss                                                          $   (38,882)

  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES -
      depreciation and amortization                                 $   107,312

  CHANGES IN OPERATING ASSETS AND LIABILITIES:
    (INCREASE) DECREASE IN ASSETS:
      Accounts receivable                                              (826,592)
      Inventory                                                        (209,135)
      Prepaid expenses and other current assets                         (61,283)
      Deposits and other assets                                         (35,613)

  INCREASE (DECREASE) IN LIABILITIES:
      Accounts payable and accrued expenses                             433,779
      Customer deposits                                                  65,000
      Deferred revenue                                                2,120,587
                                                                    -----------

          Total adjustments                                           1,594,055
                                                                    -----------

          Net cash provided by operating activities                   1,555,173

CASH FLOWS USED FOR INVESTING ACTIVITIES -
  purchase of property and equipment                                 (1,514,173)

CASH FLOWS USED FOR FINANCING ACTIVITIES -
  payments on notes payable                                             (40,000)
                                                                    -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                 1,000
CASH AND CASH EQUIVALENTS, at inception                                      --
                                                                    -----------

CASH AND CASH EQUIVALENTS, end of year                              $     1,000
                                                                    ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid                                                     $        --
                                                                    ===========
  Income taxes paid                                                 $        --
                                                                    ===========

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES -

     The Company acquired automobiles through the issuance of notes payable aggregating $222,757.

The accompanying notes form an integral part of these financial statements.

                            CRYSTALIX USA GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     THE COMPANY:

          Crystalix USA Group, Inc. (the "Company") was incorporated under the laws of the State of Nevada as a C-Corporation on November 9, 2001.

          Effective   October   4,   2002,   the   Company   was   acquired   by
          Americabilia.com, Inc. (see Note 12 - Subsequent Event).

     BUSINESS ACTIVITY:

          The Company assembles and leases its LaserMark II equipment, together with its licensed laser inscription technology, to individuals and privately held businesses throughout the United States. In addition, the Company also operates several retail locations in Las Vegas, Nevada, primarily to market and sell its products to consumers.

     REVENUE RECOGNITION:

          LEASE REVENUE

          Lease revenue is recognized over the contractual lives, typically three to five years, of the various leases. The Company's revenue recognition policies are in compliance with all applicable accounting regulations, issued by the American Institute of Certified Public Accountants and including Securities and Exchange Commission Staff Accounting Bulletin No. 101 - "Revenue Recognition in Financial Statements." Any revenue from arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence. If no such objective evidence exists, revenue from the arrangements are not recognized until the entire arrangement is completed and accepted by the customer (lessee). Once the amount of the revenue for each element is determined, the Company recognizes revenue as each element is completed, delivered and accepted by the customer (lessee) and only when no further contingencies or material performance obligations are warranted, and thereby would have earned the right to receive and retain payments for equipment delivered and services performed.

          PRODUCT SALES

          Revenue from the sale of laser inscribed products are recognized when title to the products are transferred to the customer (point of sale at retail locations) and only when no further contingencies or material performance obligations are warranted, and thereby have earned the right to receive and retain reasonably assured payments for products sold and delivered.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     REVENUE RECOGNITION, CONTINUED:

          PRODUCT SALES, CONTINUED

          Revenue from the sale of glass cube products is recognized when title to the products are transferred to the customer-lessee (upon shipment) and only when no further contingencies or material performance obligations are warranted, and thereby have earned the right to receive and retain reasonably assured payments for products sold and delivered.

          ROYALTY REVENUE

          The Company also recognizes royalty revenue from licensing its technology, only when earned with no further contingencies or material performance obligations are warranted, and thereby have earned the right to receive and retain reasonably assured payments.

          DEFERRED REVENUE

          Deferred revenue represent amounts received as non-refundable payments upon the signing of the contract and delivery of the LaserMark II equipment, for which, revenue will be recognizable over the term of the license/lease period (See Lease Revenue). Deposits received from potential customer-lessee's, who have not yet been delivered the LaserMark II equipment, are accounted as refundable customer-lessee deposits on the accompanying balance sheet.

          COST OF REVENUE

          Cost of revenue consists primarily of the following:

          * Amortization of property, plant and equipment (including direct personnel costs and direct product costs associated with the assembly of its leased Lasermark II equipment).

          *    Direct cost of crystal glass cubes sold

          *    Royalty expense

          USE OF ESTIMATES:

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     FAIR VALUE:

          Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments, none of which are held for trading purposes, approximate carrying values of such amounts.

     CASH:

          EQUIVALENTS

          For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

          CONCENTRATION

          The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

     INVENTORY:

          Inventory, consisting primarily of solid blank glass cubes and related accessories and electronic parts and accessories, are valued at the lower of cost (first-in, first-out) or market. An allowance for potential non-saleable inventory due to excess stock or obsolescence is evaluated and provided based upon a detailed review of inventory components, history and expected future usage. As of September 30, 2002, management does not believe any reserve was necessary.

     PROPERTY AND EQUIPMENT:

          Property, plant and equipment consisting of improvements, machinery, equipment, computers, furniture and fixtures are recorded at cost, and are depreciated using the straight-line method over their estimated useful lives. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. A summary of the estimated useful lives is as follows:

                    DESCRIPTION                        USEFUL LIFE
                    -----------                        -----------

               Machinery and equipment                    5 years
               Vehicles                                   5 years
               Furniture and fixtures                     5 years
               Computers and software                   3-5 years

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     INCOME TAXES:

          The Company and its stockholders have elected income tax status as a C corporation from inception (see Note 5).

     ADVERTISING COSTS:

          The Company expenses advertising costs, consisting primarily of shared costs for design and printing of sales materials, are expensed as incurred and amounted to $6,868 for the period since inception on November 9, 2001 to September 30, 2002.

     SEGMENT INFORMATION:

          The Company adopted the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 requires public companies to report financial and descriptive information about their reportable operating segments. The Company identifies its operating segments based on how management internally evaluates separate financial information (if available), business activities and management responsibility. The management believes it operates in a single business segment and adoption of this standard did not have a material impact on the Company's financial statements. Through September 30, 2002, there have been no material foreign operations.

     OTHER COMPREHENSIVE LOSS:

          The Statement of Financial Accounting Standards Board No. 130 requires companies to report all components of comprehensive income in their financial statements, including all non-owner transactions and events which impact a company's equity, even if those items do not directly affect net loss. Comprehensive loss is comprised of net loss, and accordingly, no statement of Comprehensive Loss is presented.

     NET LOSS PER SHARE:

          Basic net loss per share is determined by dividing the net loss by the weighted average shares of Common Stock outstanding during the period. Diluted net loss per share is determined by dividing the net loss by the weighted average shares of Common Stock outstanding plus the dilutive effects of stock options and warrants. There were no common equivalent shares for the period since inception on November 9, 2001 to September 30, 2002.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     STOCK-BASED COMPENSATION:

          The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and complies with the disclosure provisions of SFAS 123, "Accounting for Stock-Based Compensation". Under APB 25, compensation cost is recognized over the vesting period based on the excess, if any, on the date of grant of the fair value of the Company's shares over the employee's exercise price. When the exercise price of the employee share options is less than the fair value price of the underlying shares on the grant date, deferred stock compensation is recognized and amortized to expense in accordance with FASB Interpretation No. 28 over the vesting period of the individual options. Accordingly, if the exercise price of the Company's employee options equals or exceeds the market price of the underlying shares on the date of grant, no compensation expense is recognized. Options or shares awards issued to non-employees or non-employee directors are valued using the fair value method and expensed over the period services are provided.

     RECENT ACCOUNTING PRONOUNCEMENTS:

          In July 2001, the FASB issued SFAS No. 141 "Business Combinations." SFAS No. 141 supersedes Accounting Principles Board ("APB") No. 16 and requires that any business combinations initiated after June 30, 2001 be accounted for as a purchase; therefore, eliminating the pooling-of-interest method defined in APB 16. The statement is effective for any business combination initiated after June 30, 2001 and shall apply to all business combinations accounted for by the purchase method for which the date of acquisition is July 1, 2001 or later. The adoption did not have a material impact to the Company's financial position or results of operations since the Company has not participated in such activities covered under this pronouncement after the effective date.

          In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangibles." SFAS No. 142 addresses the initial recognition, measurement and amortization of intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) and addresses the amortization provisions for excess cost over fair value of net assets acquired or intangibles acquired in a business combination. The statement is effective for fiscal years beginning after December 15, 2001, and is effective July 1, 2001 for any intangibles acquired in a business combination initiated after June 30, 2001. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     RECENT ACCOUNTING PRONOUNCEMENTS, CONTINUED:

          In October 2001, the FASB recently issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company's legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement is effective for fiscal years beginning after June 30, 2002. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

          In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Statement 144 addresses the accounting and reporting for the impairment or disposal of long-lived assets. The statement provides a single accounting model for long-lived assets to be disposed of. New criteria must be met to classify the asset as an asset held-for-sale. This statement also focuses on reporting the effects of a disposal of a segment of a business. This statement is effective for fiscal years beginning after December 15, 2001. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

          In April 2002, the FASB issued Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB Statement No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements" and FASB Statement No. 44, "Accounting for Intangible Assets of Motor Carriers". This Statement amends FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     RECENT ACCOUNTING PRONOUNCEMENTS, CONTINUED:

          In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

(2)  INVENTORY:

     A summary is as follows:

          Glass blocks and related accessories                      $   145,542
          Electronic parts and accessories                               63,593
                                                                    -----------

                                                                    $   209,135
                                                                    ===========
(3)  PROPERTY AND EQUIPMENT:

     A summary is as follows:

          Equipment under operating leases                          $ 1,096,678
          Computers and equipment                                       363,090
          Vehicles                                                      262,757
          Furniture and fixtures                                         42,500
          Leasehold improvements                                          6,005
                                                                    -----------

                                                                      1,771,030
          Less accumulated depreciation                                 107,312
                                                                    -----------

                                                                    $ 1,663,718
                                                                    ===========

          Depreciation expense amounted to $107,312 for the period since inception on November 9, 2001 to September 30, 2002.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(4)  ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

     Included in accounts payable and accrued liabilities as of September 30, 2002, is approximately $44,000 of checkbook overdraft.

(5)  INCOME TAXES:

     The Company uses an asset and liability approach for financial accounting and reporting of income taxes. Deferred tax assets and liabilities are determined based on temporary differences between financial reporting and tax basis assets and liabilities and are measured by applying enacted tax rates and laws to taxable years in which differences are expected to be recovered or settled. A valuation allowance was recorded to reduce deferred tax assets to an amount that represents the Company's best estimate of the amount of such deferred tax assets that are likely to be realized. Further, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company operates in a tax-free state.

     A reconciliation of the provision for income taxes at statutory rates to the provision reported in the consolidated financial statements is as follows:

                                                                For the period
                                                              since inception on
                                                             November 9, 2001 to
                                                              September 30, 2002
                                                              ------------------
          Federal income taxes (benefit) at statutory rates            34%
          State income taxes (benefit), less federal
            income tax benefit                                         --
                                                                     ----

          Total provision/(benefit)                                    34
          Loss for which no tax benefit is available                  (11)
          NOL utilized                                                (23)
                                                                     ----

               Total provision                                         --%
                                                                     ====

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(5)  INCOME TAXES, CONTINUED:

     The income tax provision (benefit) is comprised of the following:

                                                                For the period
                                                              since inception on
                                                             November 9, 2001 to
                                                              September 30, 2002
                                                              ------------------

          Current - federal                                       $ (360,000)
          Deferred - federal                                         360,000
                                                                  ----------

               Total provision                                    $       --
                                                                  ==========

     Future  tax  benefits  (deferred  tax  liabilities)   relate  to  temporary
     differences on the following:

                                                                 September 30,
                                                                     2002
                                                                 ------------
          Current assets (liabilities):
              Accounts receivable                                 $ (180,000)
              Deferred income                                        187,000
              Property and equipment - depreciation                   (7,000)
                                                                  ----------

          Net deferred tax asset - current                        $       --
                                                                  ==========

          Non-current assets (liabilities) -
              Deferred income                                        534,000
              Net operating loss carryforward                         10,000
              Property and equipment - depreciation                 (184,000)
                                                                  ----------

          Net deferred tax asset - non-current                    $  360,000
                                                                  ==========

(6)  CUSTOMER DEPOSITS:

     Customer deposits represent amounts received from several potential customer-lessees. These potential customer-lessees have shown interest in the LaserMark II equipment by paying a nominal amount as a refundable deposit (refundable only to the extent that the Company fails to manufacture and timely deliver its LaserMark II equipment).

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(7)  DEFERRED REVENUE:

     Deferred revenue represents amounts received as non-refundable payments upon the signing of the contract and delivery of the LaserMark II equipment, for which, revenue will be recognizable over the term of the license/lease period.

     The  following  table  summarizes  the  annual  estimated   revenue  to  be
     recognized from deferred income, as of September 30, 2002:

          Year ending September 30,
            2003                                                  $  550,000
            2004                                                     550,000
            2005                                                     550,000
            2006                                                     470,587
                                                                  ----------

                                                                  $2,120,587
                                                                  ==========

(8)  NOTES PAYABLE:

     Notes payable bear interest at a rate of 11% per annum, secured by the automobiles and payable in aggregate monthly installments of $4,100 (principal and interest) by September 2007.

     The following table summarizes the aggregate maturities of the notes payable as of September 30, 2002:

          Year ending September 30,
            2003                                                  $   35,917
            2004                                                      40,529
            2005                                                      44,893
            2006                                                      48,755
            2007                                                      46,663
                                                                  ----------

                                                                  $  216,757
                                                                  ==========

     Interest expense, under all obligations, amounted to $3,439 for the period since inception on November 9, 2001 to September 30, 2002.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(9)  STOCKHOLDERS' DEFICIT:

     The Company sold 10 shares of its common stock, at inception, in exchange for $100 in cash. The Company did not have any stock options, stock purchase warrants, common shares issuable or to be issued during the period immediately after inception to September 30, 2002. In addition, no other equity transactions have transpired since September 30, 2002, except for
     Note 12 - "SUBSEQUENT EVENTS."

(10) RELATED PARTY TRANSACTIONS:

     During the period since inception on November 9, 2001 to September 30, 2002, purchases of equipment from a related party vendor amounted to approximately $1,300,000. Included in accounts payable and accrued expenses at September 30, 2002, is approximately $68,000 due to this related party vendor. This related party vendor is wholly owned by a minority (non-controlling) shareholder of the Company and does not have any formal agreement.

     During the period since inception on November 9, 2001 to September 30, 2002, purchases of technology consulting services from the same related party vendor amounted to approximately $133,000.

(11) COMMITMENTS AND CONTINGENCIES:

     CONTRACTS

     Employment Agreements - The Company has entered into arms length employment agreements with certain officers and managers to retain their expertise in the ordinary course of business.

     Other Agreements - The Company has various arms length sub-license agreements with various third parties in the ordinary course of business.

     Royalty Agreement - The Company is obligated to pay a minimum royalty fee of $3.00 per glass block unit sold. The Royalty Agreement expires at the earlier of April 27, 2010, material breach of contract or mutual rescission by all parties. Royalty expense amounted to $67,340 during the period since inception on November 9, 2001 to September 30, 2002.

                            CRYSTALIX USA GROUP, INC.

                        FOR THE PERIOD SINCE INCEPTION ON
                     NOVEMBER 9, 2001 TO SEPTEMBER 30, 2002

(11) COMMITMENTS AND CONTINGENCIES, CONTINUED:

     LEASES

     The following is a schedule by years of future minimum rental payments required under operating leases that have noncancellable lease terms in excess of one year as of September 30, 2002:

          Year ending September 30,
            2003                                                  $   25,000
            2004                                                      25,000
            2005                                                      25,000
            2006 and thereafter                                       10,000
                                                                  ----------

                                                                  $   85,000
                                                                  ==========

     Rent expense amounted to $46,539 for the period since inception on November 9, 2001 to September 30, 2002.

     LITIGATION

     The Company maybe named as a defendant in legal actions arising from its normal operations, and from time-to-time is presented with claims for damages arising out of its actions. The management of the Company anticipates that any damages or expenses it may incur in connection with these actions, individually and collectively, will not have a material adverse effect on the Company.

(12) SUBSEQUENT EVENTS:

     Pursuant to a Stock Purchase Agreement dated October 4, 2002 between Crystalix USA Group, Inc. and Americabilia.com, Inc. ("ABIL"), and a Technology License Agreement between Crystalix USA Group, Inc. and Crystalix Technology, Inc., also dated October 4, 2002, the former shareholders of these two companies acquired 23,300,000 newly issued shares of common stock of ABIL and 7,000,000 shares of ABIL's Class A preferred stock with 10 to 1 voting and conversion rights. These shareholders effectively control approximately 77.6% of the issued and outstanding common stock of ABIL and 93.7% of the voting control and ownership of ABIL assuming conversion of the Class A preferred shares. As a result of these acquisitions, the shareholders of Crystalix USA Group, Inc. obtained control of ABIL and according to FASB 141, this acquisition has been treated as a recapitalization for accounting purposes, in a manner similar to reverse acquisition accounting.

     In relation to this Stock Purchase Agreement, the Company entered into a consulting agreement with IB 2000, Inc. to provide professional consulting services. The Company agreed to pay $150,000 in cash for these services.